                                      FIRST AMENDMENT TO CREDIT AGREEMENT

               This FIRST AMENDMENT, dated as of October 18, 2006 (this "Amendment"), under the Amended and
Restated Credit Agreement dated as of December 15, 2005 (such agreement, as amended or otherwise modified, the "Credit Agreement"), among EDISON INTERNATIONAL, a California corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CITICORP NORTH
AMERICA, INC., as syndication agent, CREDIT SUISSE FIRST BOSTON, LEHMAN COMMERCIAL PAPER INC. and WELLS FARGO
BANK, N.A., as documentation agents, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders
(in such capacity, the "Administrative Agent").

               WHEREAS, the parties hereto desire to amend the Credit Agreement; and

               WHEREAS, pursuant to Section 9.1 thereof, the Credit Agreement may be amended with the consent of the Required Lenders.

               NOW, THEREFORE, the parties hereto hereby agree as follows:

               Section 1.    Defined Terms.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit
Agreement.  Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

               Section 2.    Amendments.  Subject to the occurrence of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

               (a)    Sections 4.12 and 4.13 are hereby deleted in their entirety.

               (b)    Section 6.13 of the Credit Agreement is amended by restating it in its entirety to read as follows:

                      "6.13  Clauses Restricting SCE Distributions.  The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into or suffer to exist or become effective any contractual restriction on the ability of SCE to pay dividends on, or make other distributions or payments with respect to, the Capital Stock of SCE held by the Borrower, except for such restrictions (a) existing under or by reason of any restrictions existing on the Closing Date, (b) that are a Requirement of Law, or (c) that are created, exist or become effective as a result of the issuance by SCE or one of its Subsidiaries after the
Effective Date of securities the terms of which provide that dividends, distributions or payments with respect to Capital Stock may not be paid or made during the time period when distributions or interest on such securities have been deferred or have not been paid in full."

               Section 3.    Conditions to Effectiveness.  The provisions of Section 2 of this Amendment shall become effective as of the date first above written (the "Effective Date"),

subject to the receipt by the Administrative Agent from each of the Borrower and the Required Lenders of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

               Section 4.    Effect of Amendment.  The execution, delivery and effectiveness of this
Amendment shall not, except as expressly provided herein, operate as an amendment or a waiver of any right, power or remedy of any Lender, the Administrative Agent, the Syndication Agent or the Documentation Agents
under any of the Loan Documents, nor, except as expressly provided herein, constitute an amendment or a waiver of any other provision of any of the Loan Documents.

               Section 5.    Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW
YORK.

                                           [Signature pages follow]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            EDISON INTERNATIONAL

                                            By:  /s/ Thomas R. McDaniel
                                                 -------------------------------------------
                                                 Name:  Thomas R. McDaniel
                                                 Title: Executive Vice President, Chief Financial
                                                 Officer and Treasurer

                                            JPMORGAN CHASE BANK, N.A.,
                                            as Administrative Agent, as Issuing Lender and
                                            as a Lender

                                            By:  /s/ Thomas L. Casey
                                                 -------------------------------------------
                                                 Name:   Thomas L. Casey
                                                 Title:   Vice President